Exhibit 99.1

In Re: CHINESEINVESTORS.COM, INC. D e bto r( s ) . CHAPTER 11 (BUSINESS) Case Number : 2 : 20 - bk - 15501 Operating Report Number : SEVEN(7) For the Month Ending : 12 / 31 / 2020 8. General Account Number(s): XX - 6261 Depository Name & Location: EastWest Bank 135 N. Los Robles Ave., 6th Floor Pasadena, CA 91101 * All receipts must be deposited into the general account. ** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale. ***This amount should be the same as the total from page 2. I. CASH RECEIPTS AND DISBURSEMENTS A. DIP OPERATING ACCOUNT 1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS 379,178.86 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS 247,860.17 3. BEGINNING BALANCE: 131,318.69 4. TOTAL RECEIPTS THIS PERIOD: 313,284.56 5. BALANCE: 444,603.25 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD T ra ns fer s to Oth e r D I P A cc ounts (fr om p a g e 2) 184,550.38 Disbu r s e m e nts (fr om p a g e 2) 168,237.45 TOTAL DISBURSEMENTS THIS PERIOD:*** 352,787.83 7. ENDING BALANCE: 91,815.42 Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc UNITED M ST a A in T D E o S c D u E m P e A n R t TM P E a N g T e O 1 F o J f U 6 S 6 TICE OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 12/1/2020 ECHECK Merchant account processing fee 3 , 100 . 0 0 3 , 100 . 0 0 12/1/2020 Blue Shield of CA Emoployee Benefit 295 . 7 0 295 . 7 0 12/2/2020 Transfer to EW #6268 Transfer 50 , 231 . 5 1 50 , 231 . 5 1 12/2/2020 TollfreeForwarding.com Communication 638 . 4 5 638 . 4 5 12/3/2020 Leungking Fai Board Member fee 10 , 000 . 0 0 10 , 000 . 0 0 12/3/2020 Dandy Data Solutions Professional Service fee 4 , 100 . 0 0 4 , 100 . 0 0 12/3/2020 Shelby Chan Board Member fee 7 , 500 . 0 0 7 , 500 . 0 0 12/3/2020 WestGuard Insurance Works Comp Insurance 574 . 2 0 574 . 2 0 12/3/2020 Deposited Item Rtr Membership refund 4 , 716 . 8 0 4 , 716 . 8 0 12/3/2020 Vonage Communication 373 . 2 7 373 . 2 7 12/4/2020 Grand Land Co Advertising 18 , 304 . 0 0 18 , 304 . 0 0 12/4/2020 Sequoia Group CPA Professional Service fee 10 , 500 . 0 0 10 , 500 . 0 0 12/4/2020 Stock Services LLC Professional Service fee 6 , 000 . 0 0 6 , 000 . 0 0 12/4/2020 The Law offices of Melissa N. Armstrong Professional Service fee 15 , 000 . 0 0 15 , 000 . 0 0 12/4/2020 OMNI Management Group Professional Service fee 3 , 746 . 2 7 3 , 746 . 2 7 12/4/2020 Delray Wannemacher Board Member fee 5 , 000 . 0 0 5 , 000 . 0 0 12/4/2020 Globex Transfer Professional Service fee 450 . 0 0 450 . 0 0 12/8/2020 Wilson - Davis & Co, Inc Merchant account processing fee 1 , 000 . 0 0 1 , 000 . 0 0 12/8/2020 Lexisnexis Due & Subscription 451 . 5 0 451 . 5 0 12/8/2020 Charter Communication Uitilies 116 . 9 7 116 . 9 7 12/10/2020 Transfer to BOC #1 Transfer 25 , 484 . 8 8 25 , 484 . 8 8 12/10/2020 United Healthcare Employee Benefit 4 , 962 . 6 0 4 , 962 . 6 0 12/11/2020 The Hinds Law Group Professional Service fee 27 , 208 . 3 3 27 , 208 . 3 3 12/11/2020 WEINTRAUB & SELTH, APC Professional Service fee 12 , 029 . 9 8 12 , 029 . 9 8 12/11/2020 Irvine Venture Law Firm Professional Service fee 5 , 826 . 1 8 5 , 826 . 1 8 12/11/2020 SLBiggs Professional Service fee 4 , 935 . 5 1 4 , 935 . 5 1 12/16/2020 Transfer to EW #6268 Transfer 46 , 521 . 9 9 46 , 521 . 9 9 12/21/2020 Analysis Activity Bank Service fee 971 . 7 9 971 . 7 9 12/22/2020 Kaiser Foundation Health Employee Benefit 2 , 550 . 8 0 2 , 550 . 8 0 12/22/2020 SO CALI EDISON Uitilies 137 . 4 0 137 . 4 0 12/23/2020 Lancer Investment LLC Office rent 6 , 072 . 3 2 6 , 072 . 3 2 12/23/2020 Database Mart LLC Professional Service fee 600 . 0 0 600 . 0 0 12/23/2020 IMS Executive Suites Mailbox rent 175 . 0 0 175 . 0 0 12/23/2020 Lan Jiang Employee Reimbursement 120 . 4 0 120 . 4 0 12/23/2020 Jinghong An Employee Reimbursement 109 . 9 8 109 . 9 8 12/23/2020 Global One Fillings, Inc Professional Service fee 109 . 0 0 109 . 0 0 12/28/2020 Transfer to EW #6268 Transfer 6 , 555 . 7 3 6 , 555 . 7 3 12/28/2020 Chen, Po - show Shanghai Office rent 6 , 061 . 0 0 6 , 061 . 0 0 12/30/2020 ChineseHempoil.com Inc Loan to subsidairy 4 , 500 . 0 0 4 , 500 . 0 0 12/31/2020 Transfer to EW #6268 Transfer 55 , 756 . 2 7 55 , 756 . 2 7 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $184 , 550 . 3 8 $168,237.45 $352 , 787 . 8 3 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Case 2:20 - bk - 1 TO 5 T 5 A 0 L 1 D - E IS R BURS D EM oc EN 3 T 0 S 1 FRO F M il G e E d N 0 ER 1 A /1 L 4 A / C 2 C 1 OUN E T n F t O e R re C d UR 0 R 1 E / N 1 T 4 P /2 E 1 RIO 1 D 5:49:39 Desc Main Document Page 2 of 66

Bank statement Date: 12/31/2020 Balance on Statement: $91,815.42 Plus deposits in transit (a): Deposit Date Deposit Amount TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number 0.00 Check Date Check Amount TOTAL OUTSTANDING CHECKS: Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $91,815.42 Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc Ma G in E D N o E c R u A m L en A t CCO P U a N ge T 3 of 66 BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 4 of 66

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

| | |
|---|---|
| In Re:<br><br>CHINESEINVESTORS.COM, INC.<br><br>Debtor(s). | CHAPTER 11 (BUSINESS)<br><br>Case Number: 2:20-bk-15501<br>Operating Report Number: SEVEN(7) For the Month Ending: 12/31/2020 |

I. CASH RECEIPTS AND DISBURSEMENTS
A.1 DIP PAYROLL ACCOUNT

| | | |
|---|---|---|
| 1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS | | 151,152.66 |
| 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS | | 149,755.50 |
| 3. BEGINNING BALANCE: | | 1,397.16 |
| 4. TOTAL RECEIPTS THIS PERIOD: | | 159,065.50 |
| 5. BALANCE: | | 160,462.66 |
| 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD | | |
| Transfers to Other DIP Accounts (from page 2) | 0.00 | |
| Disbursements (from page 2) | 98,663.20 | |
| TOTAL DISBURSEMENTS THIS PERIOD:*** | | 98,663.20 |
| 7. ENDING BALANCE: | | 61,799.46 |

8. General Account Number(s): XX-6268

Depository Name & Location:
EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 12/4/2020 Intuit Payroll 37 , 137 . 2 0 37 , 137 . 2 0 12/9/2020 IRS Payroll Tax 9 , 512 . 0 4 9 , 512 . 0 4 12/9/2020 EDD Payroll Tax 2 , 199 . 1 3 2 , 199 . 1 3 12/9/2020 NYS Dept of Taxation & Finance Payroll Tax 416 . 7 5 416 . 7 5 12/17/2020 Intuit Payroll 34 , 936 . 7 1 34 , 936 . 7 1 12/23/2020 IRS Payroll Tax 7 . 5 0 7 . 5 0 12/23/2020 NYS Dept of Taxation & Finance Payroll Tax 416 . 7 5 416 . 7 5 12/23/2020 EDD Payroll Tax 1 , 888 . 5 8 1 , 888 . 5 8 12/23/2020 IRS Payroll Tax 8 , 276 . 4 0 8 , 276 . 4 0 12/30/2020 Intuit Payroll 3 , 872 . 1 4 3 , 872 . 1 4 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 98 , 663 . 2 0 $98 , 663 . 2 0 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Case 2:20 - bk T - O 1 T 5 A 5 L 0 D 1 I - S E BU R RSEM D E o N c T 3 S 0 FR 1 OM F DI il P e P d AY 0 R 1 O /1 LL 4/ A 2 C 1 COU E NT nt F e O r R e C d U 0 R 1 RE /1 N 4 T / P 2 E 1 RI 1 O 5 D :49:39 Desc Main Document Page 5 of 66

Bank statement Date: 12/31/2020 Balance on Statement: $61,799.46 Plus deposits in transit (a): Deposit Date Deposit Amount A. DIP PAYROLL ACCOUNT TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number Check Date Check Amount 0.00 TOTAL OUTSTANDING CHECKS: Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $61,799.46 Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc M D a I i P n P D A o Y cu R m O e L n L t ACC P O a U ge N 6 T of 66 BANK RECONCILIATION

In Re: CHINESEINVESTORS.COM, INC. D e bto r( s ) . CHAPTER 11 (BUSINESS) Case Number : 2 : 20 - bk - 15501 Operating Report Number : SEVEN(7) For the Month Ending : 12 / 31 / 2020 8. General Account Number(s): XX - 6275 Depository Name & Location: EastWest Bank 135 N. Los Robles Ave., 6th Floor Pasadena, CA 91101 * All receipts must be deposited into the general account. ** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale. ***This amount should be the same as the total from page 2. I. CASH RECEIPTS AND DISBURSEMENTS A.2 DIP TAXES ACCOUNT 1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS 7.81 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS 0.00 3. BEGINNING BALANCE: 7.81 4. TOTAL RECEIPTS THIS PERIOD: 0.00 5. BALANCE: 7.81 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD Transfers to Other DIP Accounts (from page 2) 0.00 Disbursements (from page 2) 0.00 TOTAL DISBURSEMENTS THIS PERIOD:*** 0.00 7. ENDING BALANCE: 7.81 Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc UNITED M ST a A in T D E o S c D u E m P e A n R t TM P E a N g T e O 7 F o J f U 6 S 6 TICE OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA

Case 2:20-bk-15501-ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 8 of 66

TOTAL DISBURSEMENTS FROM DIP TAX ACCOUNT FOR CURRENT PERIOD

| Date mm/dd/yyyy | Check Number | Payee or DIP account | Purpose | Amount Transferred* | Amount Disbursed** | Amount |
|---|---|---|---|---|---|---|
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | TOTAL DISBURSEMENTS THIS PERIOD: | $0.00 | $0.00 | $0.00 |

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

Bank statement Date: 12/31/2020 Balance on Statement: $7.81 Plus deposits in transit (a): Deposit Date Deposit Amount A. DIP PAYROLL ACCOUNT TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number Check Date Check Amount 0.00 TOTAL OUTSTANDING CHECKS: Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $7.81 Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc M D a I i P n P D A o Y cu R m O e L n L t ACC P O a U ge N 9 T of 66 BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 10 of 66

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

| | |
|---|---|
| In Re:<br><br>CHINESEINVESTORS.COM, INC.<br><br>Debtor(s). | CHAPTER 11 (BUSINESS)<br><br>Case Number: 2:20-bk-15501<br>Operating Report Number: SEVEN(7)<br>For the Month Ending: 12/31/2020 |

I. CASH RECEIPTS AND DISBURSEMENTS
BANK OF CHINA CASH ACCOUNT

| | | |
|---|---|---|
| 1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS | | 44,615.59 |
| 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS | | 22,568.13 |
| 3. BEGINNING BALANCE: | | 22,047.46 |
| 4. RECEIPTS DURING CURRENT PERIOD: | | 25,616.12 |
| 5. BALANCE: | | 47,663.58 |
| 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD | | |
| Transfers to Other DIP Accounts (from page 2) | 10,366.41 | |
| Disbursements (from page 2) | 7,817.50 | |
| TOTAL DISBURSEMENTS THIS PERIOD:*** | | 18,183.91 |
| 7. ENDING BALANCE: | | 29,479.67 |

8. General Account Number(s): XX-3478

Depository Name & Location: Bank of China
1377 Nanjing Road West
Shanghai, China

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

Case 2:20-bk-15501-ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc
Main Document Page 11 of 66

| Date mm/dd/yyyy | Check Number | Payee or DIP account | Purpose | Amount Transferred* | Amount Disbursed** | Amount |
|---|---|---|---|---|---|---|
| 12/17/2020 | | Transfer | Transfer to China Petty Cash | 7,618.32 | | 7,618.32 |
| 12/22/2020 | | Transfer | Transfer to China Petty Cash | 2,748.09 | | 2,748.09 |
| 12/30/2020 | | Shanghai Employee | Employee benefit | | 7,817.50 | 7,817.50 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | | | | 0.00 |
| | | | TOTAL DISBURSEMENTS THIS PERIOD: | $10,366.41 | $7,817.50 | $18,183.91 |

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

Bank statement Date: 12/31/2020 Balance on Statement: Plus deposits in transit (a): Deposit Date Deposit Amount $29,479.67 TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number 0.00 Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $29,479.67 Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc BAN M K ai O n F D C oc H u IN m A en C t ASH Pa A g C e C 1 O 2 U o N f T 66 BANK RECONCILIATION

In Re: CHINESEINVESTORS.COM, INC. D e bto r( s ). CHAPTER 11 (BUSINESS) Case Number : 2 : 20 - bk - 15501 Operating Report Number : SEVEN(7) For the Month Ending : 12 / 31 / 2020 8. General Account Number(s): XX - 0455 Shanghai Pudong Development Bank Depository Name & Location: 18 JIAFENG RD.,WAI GAO QIAO FTZ SHANGHAI,CHINA * All receipts must be deposited into the general account. ** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale. ***This amount should be the same as the total from page 2. I. CASH RECEIPTS AND DISBURSEMENTS SHANGHAI NEWCOINS 0455 ACCOUNT 1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS 308.54 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS 0.00 3. BEGINNING BALANCE: 308.54 4. RECEIPTS DURING CURRENT PERIOD: 0.01 5. BALANCE: 308.55 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD Transfers to Other DIP Accounts (from page 2) 0.00 Disbursements (from page 2) 0.00 TOTAL DISBURSEMENTS THIS PERIOD:*** 0.00 7. ENDING BALANCE: 308.55 Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc UNITED M S a T i A n T D E o S cu D m E e P n A t RTM P E a N g T e O 13 F o JU f 6 S 6 TICE OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 $0.00 $0 . 0 0 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. C T a O s T e AL 2: D 2 I 0 S - B b U k R - 1 SE 5 M 50 E 1 N - T E S R FRO D M o S c HA 30 N 1 GHA F I i N le E d W 0 C 1 O / I 1 N 4 S /2 A 1 CCO E U n N t T er A e C d CO 01 U / N 1 T 4/ F 2 O 1 R 1 C 5 U : R 4 R 9 E :3 N 9 T PE D R e IO s D c Main Document Page 14 of 66

Bank statement Date: 12/31/2020 Balance on Statement: Plus deposits in transit (a): Deposit Date Deposit Amount $308.55 TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number 0.00 Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $308.55 Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc SHANGH M AI a N in E D W o C cu O m IN e S nt ACC P O a U g N e T 15 A o C f C 6 O 6 UNT BANK RECONCILIATION

In Re: CHINESEINVESTORS.COM, INC. D e bto r( s ). CHAPTER 11 (BUSINESS) Case Number : 2 : 20 - bk - 15501 Operating Report Number : SEVEN(7) For the Month Ending : 12 / 31 / 2020 1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS 0.07 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS 0.00 3. BEGINNING BALANCE: 0.07 [1] 4. RECEIPTS DURING CURRENT PERIOD: 9,990.01 5. BALANCE: 9,990.08 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD Transfers to Other DIP Accounts (from page 2) 0.00 Disbursements (from page 2) 0.00 TOTAL DISBURSEMENTS THIS PERIOD:*** 0.00 7. ENDING BALANCE: 8. General Account Number(s): 9,990.08 XX - 1942 Shanghai Pudong Development Bank Depository Name & Location: 18 JIAFENG RD.,WAI GAO QIAO FTZ SHANGHAI,CHINA * All receipts must be deposited into the general account. ** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale. ***This amount should be the same as the total from page 2. I. CASH RECEIPTS AND DISBURSEMENTS SHANGHAI NEWCOINS 1942 ACCOUNT [1] This Account was opened on August 10, 2020. Debtor has supplemented MOR #4 and #5 to show additional monthly statements. Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc UNITED M S a T i A n T D E o S cu D m E e P n A t RTM P E a N g T e O 16 F o JU f 6 S 6 TICE OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 $0.00 $0 . 0 0 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. C T a O s T e AL 2: D 2 I 0 S - B b U k R - 1 SE 5 M 50 E 1 N - T E S R FRO D M o S c HA 30 N 1 GHA F I i N le E d W 0 C 1 O / I 1 N 4 S /2 A 1 CCO E U n N t T er A e C d CO 01 U / N 1 T 4/ F 2 O 1 R 1 C 5 U : R 4 R 9 E :3 N 9 T PE D R e IO s D c Main Document Page 17 of 66

Bank statement Date: 12/31/2020 Balance on Statement: Plus deposits in transit (a): Deposit Date Deposit Amount $9,990.08 TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number 0.00 Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $9,990.08 Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc SHANGH M AI a N in E D W o C cu O m IN e S nt ACC P O a U g N e T 18 A o C f C 6 O 6 UNT BANK RECONCILIATION

A. DIP OPERATING ACCOUNT 91,815.42 A.1 DIP PAYROLL ACCOUNT 61,799.46 A.2 DIP TAXES ACCOUNT 7.81 CHASE ACCOUNT #1723 0.00 CHASE ACCOUNT #1731 0.00 CHASE ACCOUNT #6062 0.00 BANK OF CHINA CASH ACCOUNT 29,479.67 SHANGHAI NEWCOINS ACCOUNT 0455 308.55 SHANGHAI NEWCOINS ACCOUNT 1942 9,990.08 PETTY CASH CHINA (SEE BELOW) 70.36 TOTAL CASH AVAILABLE: 193,471.35 Petty Cash (China) Transactions: Date Purpose Amount 12/1/2020 Beginning Balance 7,047.87 12/1/2020 Collection of Nov membership subscription 60,488.00 12/15/2020 November Salary (66,854.45) 12/17/2020 Withdraw from Bank of China 7,618.32 12/17/2020 November Salary (7,685.44) 12/22/2020 Withdraw from Bank of China 2,748.09 12/22/2020 November Office Managerment Fee (989.68) 12/22/2020 November Utilities Fee (85.63) 12/22/2020 November Telephone Fee (31.88) 12/22/2020 November Office 1 additional ADSL fee(upgrade d) (872.25) 12/22/2020 November Transportation fee (200.66) 12/22/2020 November Office supplies (437.21) 12/22/2020 November Warren's Expenses fee (27.51) 12/31/2020 Realized Foreign Currency Gain(Loss) (647.21) TOTAL PETTY CASH TRANSACTIONS: 70.36 * Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account# ** Attach Exhibit Itemizing all petty cash transactions Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc I. D M . a S i U n M D M oc A u R m Y en S t CHE P D a U g L e E 1 O 9 F o C f A 6 S 6 H ENDING BALANCES FOR THE PERIOD: (Provide a copy of monthly account statements for each of the below)

Case 2:20-bk-15501-ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 20 of 66

EAST WEST BANK Your financial bridge

9300 Flair Dr., 1StFL
El Monte, CA. 91731

Direct inquiries to:
888 761-3967

ACCOUNT STATEMENT
Page 1 of 6
STARTING DATE: December 01, 2020
ENDING DATE: December 31, 2020
Total days in statement period: 31
6261
( 0)

CHINESEINVESTORS.COM INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE #20-15501
OPERATING ACCOUNT
227 W VALLEY BLVD STE 208A
SAN GABRIEL CA 91776-3779

Stay alert for email scams. If you receive an email from an unknown sender about receiving or sending money for inheritance, charities for COVID-19, or anything similar, do not respond or share your personal information. Protect yourself by deleting the email.

## Commercial Analysis Checking

| | | | | |
|---|---|---|---|---|
| Account number | 6261 | Beginning balance | | $131,318.69 |
| Low balance | $71,083.97 | Total additions | (161) | 313,284.56 |
| Average balance | $100,356.36 | Total subtractions | (52) | 352,787.83 |
| | | Ending balance | | $91,815.42 |

CREDITS

| Number | Date | Transaction Description | | Additions |
|---|---|---|---|---|
| | 12-01 | Wire Trans-IN | | 1,140.00 |
| | 12-01 | Wire Trans-IN | | 1,480.00 |
| | 12-01 | Wire Trans-IN | | 1,563.00 |
| | 12-01 | Pre-Auth Credit | | 1,287.00 |
| | 12-01 | Pre-Auth Credit | | 1,287.00 |
| | 12-01 | Pre-Auth Credit | | 1,563.00 |
| | 12-02 | Wire Trans-IN | | 100.00 |
| | 12-02 | Wire Trans-IN | | 200.00 |
| | 12-02 | Wire Trans-IN | | 459.00 |
| | 12-02 | Wire Trans-IN | | 1,330.00 |
| | 12-02 | Wire Trans-IN | | 1,563.00 |
| | 12-02 | Pre-Auth Credit | | 1,463.00 |
| | 12-02 | Pre-Auth Credit | | 1,563.00 |
| | 12-02 | Deposit | | 1,287.00 |
| | 12-02 | Deposit | | 1,287.00 |
| | 12-02 | Deposit | | 1,563.00 |
| | 12-02 | Deposit | | 1,563.00 |
| | 12-02 | Deposit | | 2,000.00 |
| | 12-02 | Deposit | | 11,649.00 |
| | 12-03 | Wire Trans-IN | | 599.00 |
| | 12-03 | Wire Trans-IN | | 1,553.00 |
| | 12-03 | Wire Trans-IN | | 1,563.00 |
| | 12-03 | Wire Trans-IN | | 4,689.00 |
| | 12-03 | Pre-Auth Credit | | 1,563.00 |
| | 12-03 | Deposit | | 99.00 |
| | 12-03 | Deposit | | 1,299.00 |
| | 12-04 | Deposit Adj-Cr | FGN ITEM CK # 407 USD | 1,563.00 |
| | 12-04 | Wire Trans-IN | | 2,840.00 |

3409 rev 05-16

Case 2:20-bk-15501-ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 21 of 66

EAST WEST BANK Your financial bridge

ACCOUNT STATEMENT

Page 2 of 6

9300 Flair Dr., 1StFL
El Monte, CA. 91731

STARTING DATE: December 01, 2020
ENDING DATE: December 31, 2020
6261

CHINESEINVESTORS.COM INC

| Number | Date | Transaction Description | Additions |
|---|---|---|---|
| | 12-04 | Pre-Auth Credit | 1,287.00 |
| | 12-04 | Deposit | 2,739.00 |
| | 12-04 | Deposit | 7,184.00 |
| | 12-07 | Wire Trans-IN | 549.00 |
| | 12-07 | Wire Trans-IN | 999.00 |
| | 12-07 | Wire Trans-IN | 1,272.00 |
| | 12-07 | Wire Trans-IN | 1,553.00 |
| | 12-07 | Wire Trans-IN | 2,618.00 |
| | 12-07 | Wire Trans-IN | 2,850.00 |
| | 12-07 | Pre-Auth Credit | 1,563.13 |
| | 12-07 | Deposit | 99.00 |
| | 12-07 | Deposit | 559.00 |
| | 12-07 | Deposit | 1,563.00 |
| | 12-07 | Deposit | 9,352.00 |
| | 12-08 | Wire Trans-IN | 459.00 |
| | 12-08 | Wire Trans-IN | 559.00 |
| | 12-08 | Wire Trans-IN | 1,553.00 |
| | 12-08 | Wire Trans-IN | 1,563.00 |
| | 12-08 | Wire Trans-IN | 1,679.00 |
| | 12-08 | Deposit | 559.00 |
| | 12-08 | Deposit | 1,140.00 |
| | 12-08 | Deposit | 1,287.00 |
| | 12-08 | Deposit | 1,287.00 |
| | 12-08 | Deposit | 1,287.00 |
| | 12-08 | Deposit | 1,287.00 |
| | 12-08 | Deposit | 1,563.00 |
| | 12-08 | Deposit | 1,563.00 |
| | 12-08 | Deposit | 1,563.00 |
| | 12-08 | Deposit | 1,563.00 |
| | 12-08 | Deposit | 1,563.00 |
| | 12-08 | Deposit | 1,563.00 |
| | 12-08 | Deposit | 1,563.00 |
| | 12-08 | Deposit | 8,000.00 |
| | 12-09 | Wire Trans-IN | 1,551.43 |
| | 12-09 | Deposit | 559.00 |
| | 12-09 | Deposit | 1,699.00 |
| | 12-09 | Deposit | 3,145.00 |
| | 12-09 | Deposit | 6,959.00 |
| | 12-10 | Wire Trans-IN | 1,277.00 |
| | 12-10 | Deposit | 1.00 |
| | 12-10 | Deposit | 1,563.00 |
| | 12-10 | Deposit | 1,563.00 |
| | 12-11 | Wire Trans-IN | 1,699.00 |
| | 12-11 | Pre-Auth Credit | 459.00 |
| | 12-11 | Deposit | 559.00 |
| | 12-11 | Deposit | 940.00 |
| | 12-11 | Deposit | 5,962.00 |
| | 12-11 | Deposit | 8,084.00 |

Case 2:20-bk-15501-ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 22 of 66

EAST WEST BANK Your financial bridge

ACCOUNT STATEMENT

Page 3 of 6

9300 Flair Dr., 1StFL
El Monte, CA. 91731

STARTING DATE: December 01, 2020
ENDING DATE: December 31, 2020
6261

CHINESEINVESTORS.COM INC

| Number | Date | Transaction Description | | Additions |
|---|---|---|---|---|
| | 12-14 | Wire Trans-IN | | 559.00 |
| | 12-14 | Wire Trans-IN | | 1,299.00 |
| | 12-14 | Wire Trans-IN | | 1,543.00 |
| | 12-14 | Wire Trans-IN | | 1,679.00 |
| | 12-14 | Wire Trans-IN | | 1,699.00 |
| | 12-14 | Pre-Auth Credit | | 1,287.00 |
| | 12-14 | Deposit | | 249.00 |
| | 12-14 | Deposit | | 428.00 |
| | 12-14 | Deposit | | 459.00 |
| | 12-14 | Deposit | | 1,287.00 |
| | 12-14 | Deposit | | 1,399.00 |
| | 12-14 | Deposit | | 1,399.00 |
| | 12-14 | Deposit | | 1,563.00 |
| | 12-14 | Deposit | | 1,563.00 |
| | 12-14 | Deposit | | 1,699.00 |
| | 12-14 | Deposit | | 6,844.00 |
| | 12-15 | Wire Trans-IN | | 1,563.00 |
| | 12-15 | Wire Trans-IN | | 1,563.00 |
| | 12-15 | Pre-Auth Credit | | 1,103.00 |
| | 12-15 | Deposit | | 1,562.00 |
| | 12-15 | Deposit | | 2,850.00 |
| | 12-16 | Deposit Adj-Cr | FGN ITEM CK # 1052 USD | 428.00 |
| | 12-16 | Wire Trans-IN | | 999.00 |
| | 12-16 | Pre-Auth Credit | | 1,563.00 |
| | 12-16 | Deposit | | 5,965.00 |
| | 12-17 | Wire Trans-IN | | 549.00 |
| | 12-17 | Pre-Auth Credit | | 1,699.00 |
| | 12-17 | Deposit | | 559.00 |
| | 12-18 | Wire Trans-IN | | 1,399.00 |
| | 12-18 | Pre-Auth Credit | | 1,563.00 |
| | 12-18 | Pre-Auth Credit | | 1,699.00 |
| | 12-18 | Deposit | | 459.00 |
| | 12-18 | Deposit | | 559.00 |
| | 12-18 | Deposit | | 2,621.00 |
| | 12-18 | Deposit | | 2,717.00 |
| | 12-21 | Wire Trans-IN | | 559.00 |
| | 12-21 | Wire Trans-IN | | 1,199.00 |
| | 12-21 | Deposit | | 559.00 |
| | 12-21 | Deposit | | 1,662.00 |
| | 12-21 | Deposit | | 1,699.00 |
| | 12-21 | Deposit | | 7,339.00 |
| | 12-22 | Wire Trans-IN | | 1,563.00 |
| | 12-22 | Wire Trans-IN | | 2,850.00 |
| | 12-22 | Deposit | | 559.00 |
| | 12-22 | Deposit | | 799.00 |
| | 12-22 | Deposit | | 1,287.00 |
| | 12-23 | Deposit Adj-Cr | FGN ITEM CK # 028 USD | 559.00 |
| | 12-23 | Wire Trans-IN | | 99.00 |

Number Date Transaction Description Additions 12 - 23 Wire Trans - IN 539.00 12 - 23 Wire Trans - IN 1,548.00 12 - 23 Deposit 1,118.00 12 - 23 Deposit 3,695.00 12 - 24 Deposit 5,965.00 12 - 24 Swift IN Bk Cre 1,563.00 12 - 28 Wire Trans - IN 1,299.00 12 - 28 Deposit 559.00 12 - 28 Deposit 1,004.00 12 - 28 Deposit 1,140.00 12 - 28 Deposit 1,563.00 12 - 28 Deposit 1,563.00 12 - 28 Deposit 1,563.00 12 - 29 Wire Trans - IN 1,389.00 12 - 29 Wire Trans - IN 1,684.00 12 - 29 Wire Trans - IN 2,690.00 12 - 29 Wire Trans - IN 2,898.00 12 - 29 Deposit 559.00 12 - 29 Deposit 7,683.00 12 - 29 Deposit 8,260.00 12 - 30 Wire Trans - IN 559.00 12 - 30 Wire Trans - IN 1,543.00 12 - 30 Wire Trans - IN 1,599.00 12 - 30 Wire Trans - IN 2,898.00 12 - 31 Wire Trans - IN 1,299.00 12 - 31 Wire Trans - IN 1,563.00 12 - 31 Wire Trans - IN 1,563.00 12 - 31 Wire Trans - IN 1,563.00 12 - 31 Pre - Auth Credit 459.00 12 - 31 Pre - Auth Credit 1,699.00 12 - 31 Deposit 559.00 12 - 31 Deposit 559.00 12 - 31 Deposit 1,000.00 12 - 31 Deposit 1,299.00 12 - 31 Deposit 1,563.00 12 - 31 Deposit 5,412.00 12 - 31 Deposit 10,833.00 DEBITS Date Transaction Description Subtractions 12 - 01 Preauth Debit BLUE SHIELD CA BlueShield 201201 295.70 12 - 01 Preauth Debit Chineseinvestors CIIX 201201 1,000.00 12 - 02 Deposit Corr - DE 1,563.00 12 - 02 Onln Bkg Trfn D TO ACC 05500016268 50,231.51 12 - 02 Preauth Debit TOLLFREEFORWARD TOLLFREEFO 201202 0806142 35.15 12 - 02 Preauth Debit TOLLFREEFORWARD TOLLFREEFO 201202 0805849 503.70 12 - 03 Outgoing Wire CHAN WAN YEE 2,500.00 9300 Flair Dr., 1St FL El Monte, CA. 91731 STARTING DATE: December 01, 2020 ENDING DATE: December 31, 2020 6261 ACCOUNT STATEMENT Page 4 of 6 CHINESEINVESTORS.COM INC Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc Main Document Page 23 of 66

Date Transaction Description Subtractions 12 - 03 Outgoing Wire DANDY DATA SOLUTIO NS 4,100.00 12 - 03 Outgoing Wire LEUNG KING FAI 5,000.00 12 - 03 Dep Rtn Other 559.00 12 - 03 Preauth Debit VONAGE AMERICA VONAGE 201203 33.43 12 - 03 Preauth Debit VONAGE AMERICA VONAGE 201203 33.43 12 - 03 Preauth Debit VONAGE AMERICA VONAGE 201203 34.73 12 - 03 Preauth Debit WESTGUARD INS CO INS PREM 201203 CHWC165562 574.20 12 - 03 Preauth Debit Chineseinvestors Dec 2020 201203 39,482.87 12 - 04 Preauth Debit VONAGE AMERICA VONAGE 201204 66.88 12 - 04 Preauth Debit Chineseinvestors CIIX 201204 450.00 12 - 04 Preauth Debit Chineseinvestors Nov 2020 201204 2,500.00 12 - 07 Deposit Adj Dr FGN ITEM RETURNED DUE TO DOMESTIC CHECK CK #006 $1,048.80 USD 1,048.80 12 - 08 Outgoing Wire Wilson - Davis & Co. 1,000.00 12 - 08 Preauth Debit CHARTER COMMUNIC CHARTER CO 201208 0090527975 SPA 116.97 12 - 08 Preauth Debit LEXISNEXIS/RELX ONLINE PUB 201208 451.50 12 - 10 Outgoing Wire CHINESE INVESTORS. COM SHANGHAI OFFI 25,484.88 12 - 10 Preauth Debit EquiPay Corp EquiPay 201210 700.00 12 - 10 Preauth Debit UNITED HEALTHCAR EDI PAYMTS 201210 476970085478 3,444.21 12 - 11 Outgoing Wire IRVINE VENTURE LAW FIRM, LLP 5,826.18 12 - 11 Outgoing Wire WEINTRAUB&SELTH, A PC 12,029.98 12 - 11 Outgoing Wire THE HINDS LAW GROU P 27,208.33 12 - 11 Preauth Debit Chineseinvestors REFUND 201211 559.00 12 - 11 Preauth Debit UNITEDHEALTHCARE PREMIUM 201211 225488 1,518.39 12 - 11 Preauth Debit Chineseinvestors Prof fee 201211 4,935.51 12 - 14 Deposit Corr - DE 428.00 12 - 15 Preauth Debit VONAGE AMERICA VONAGE 201215 101.37 12 - 16 Onln Bkg Trfn D TO ACC 05500016268 46,521.99 12 - 16 Preauth Debit TOLLFREEFORWARD TOLLFREEFO 201216 4579293 39.51 12 - 21 Deposit Corr - DE 559.00 12 - 21 Analysis Servic ANALYSIS ACTIVITY FOR 11/20 971.79 12 - 21 Preauth Debit VONAGE AMERICA VONAGE 201221 34.37 12 - 22 Outgoing Wire CHAN WAN YEE 5,000.00 12 - 22 Outgoing Wire LEUNG KING FAI 5,000.00 12 - 22 Preauth Debit VONAGE AMERICA VONAGE 201222 34.24 12 - 22 Preauth Debit VONAGE AMERICA VONAGE 201222 34.82 12 - 22 Preauth Debit SO CALIF EDISON PAYMENTS 201222 137.40 12 - 22 Preauth Debit EquiPay Corp EquiPay 201222 700.00 12 - 22 Preauth Debit KAISER GROUP DUE INTERNET 201222 2,550.80 12 - 22 Preauth Debit Chineseinvestors CIIX 201222 2,730.38 12 - 22 Preauth Debit Chineseinvestors Dec 2020 201222 25,523.72 12 - 23 Preauth Debit TOLLFREEFORWARD TOLLFREEFO 201223 4561797 60.09 12 - 28 Outgoing Wire CHEN PO SHOW 6,061.00 12 - 28 Onln Bkg Trfn D TO ACC 05500016268 6,555.73 12 - 31 Onln Bkg Trfn D TO ACC 05500016268 55,756.27 12 - 31 Preauth Debit EquiPay Corp EquiPay 201231 D_1614 2822 700.00 9300 Flair Dr., 1St FL El Monte, CA. 91731 STARTING DATE: December 01, 2020 ENDING DATE: December 31, 2020 6261 ACCOUNT STATEMENT Page 5 of 6 CHINESEINVESTORS.COM INC Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc Main Document Page 24 of 66

Case 2:20-bk-15501-ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 25 of 66

EAST WEST BANK Your financial bridge

ACCOUNT STATEMENT
Page 6 of 6

9300 Flair Dr., 1StFL
El Monte, CA. 91731

STARTING DATE: December 01, 2020
ENDING DATE: December 31, 2020
6261

CHINESEINVESTORS.COM INC

DAILY BALANCES

| Date | Amount | Date | Amount | Date | Amount |
|---|---|---|---|---|---|
| 11-30 | 131,318.69 | 12-10 | 124,329.29 | 12-22 | 76,038.51 |
| 12-01 | 138,342.99 | 12-11 | 89,954.90 | 12-23 | 83,536.42 |
| 12-02 | 112,036.63 | 12-14 | 114,482.90 | 12-24 | 91,064.42 |
| 12-03 | 71,083.97 | 12-15 | 123,022.53 | 12-28 | 87,138.69 |
| 12-04 | 83,680.09 | 12-16 | 85,416.03 | 12-29 | 112,301.69 |
| 12-07 | 105,608.42 | 12-17 | 88,223.03 | 12-30 | 118,900.69 |
| 12-08 | 135,640.95 | 12-18 | 99,240.03 | 12-31 | 91,815.42 |
| 12-09 | 149,554.38 | 12-21 | 110,691.87 | | |

OVERDRAFT/RETURN ITEMFEES

| | Total for this period | Total year-to-date |
|---|---|---|
| Total Overdraft Fees | $0.00 | $0.00 |
| Total Returned Item Fees | $0.00 | $0.00 |

Case 2:20 - bk - 15501 - ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 26 of 66

CHINESEINVESTORS.COM INC CHAP TER 11 DEBTOR IN POSSESSION CASE #20 - 15501 PAYR OLL ACCOUNT 227 W VALLEY BLVD STE 208A SAN GABRIEL CA 91776 - 3779 DAILY BALANCES DEBITS Date Transaction Description Subtractions 6268 Beginning balance $1,397.16 Date Amount Date Amount Date Amount 11 - 30 1,397.16 12 - 16 48,885.54 12 - 30 6,043.19 12 - 02 51,628.67 12 - 17 13,948.83 12 - 31 61,799.46 12 - 04 14,491.47 12 - 23 3,359.60 12 - 09 2,363.55 12 - 28 9,915.33 9300 Flair Dr., 1St FL El Monte, CA. 91731 6268 (0) Direct inquiries to: 888 761 - 3967 Low balance $1,397.16 Total additions (4) 159,065.50 Average balance $13,893.76 Total subtractions (10) 98,663.20 Ending balance $61,799.46 CREDITS Number Date Transaction Description Additions 12 - 02 Onln Bkg Trft C FR ACC 05500016261 50,231.51 12 - 16 Onln Bkg Trft C FR ACC 05500016261 46,521.99 12 - 28 Onln Bkg Trft C FR ACC 05500016261 6,555.73 12 - 31 Onln Bkg Trft C FR ACC 05500016261 55,756.27 12 - 04 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 201204 352089868 37,137.20 12 - 09 Preauth Debit NYS DTF WT Tax Paymnt 201209 000000062662332 416.75 12 - 09 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 201209 698464288 2,199.13 12 - 09 Preauth Debit IRS USATAXPYMT 201209 270074401926679 9,512.04 12 - 17 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 201217 352089868 34,936.71 12 - 23 Preauth Debit IRS USATAXPYMT 201223 270075893251026 7.50 12 - 23 Preauth Debit NYS DTF WT Tax Paymnt 201223 000000063006295 416.75 12 - 23 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 201223 1841472544 1,888.58 12 - 23 Preauth Debit IRS USATAXPYMT 201223 270075830195982 8,276.40 12 - 30 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 201230 352089868 3,872.14 Commercial Analysis Checking Account number Stay alert for email scams. If you receive an email from an unknown sender about receiving or sending money for inheritance, charities for COVID - 19, or anything similar, do not respond or share your personal information. Protect yourself by deleting the email. ACCOUNT STATEMENT Page 1 of 2 STARTING DATE: December 01, 2020 ENDING DATE: December 31, 2020 Total days in statement period: 31 Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc Main Document Page 27 of 66

OVERDRAFT/RETURN ITEM FEES Total for this period Total year - to - date Total Overdraft Fees $0.00 $0.00 Total Returned Item Fees $0.00 $0.00 9300 Flair Dr., 1St FL El Monte, CA. 91731 STARTING DATE: December 01, 2020 ENDING DATE: December 31, 2020 6268 ACCOUNT STATEMENT Page 2 of 2 CHINESEINVESTORS.COM INC Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc Main Document Page 28 of 66

Case 2:20 - bk - 15501 - ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 29 of 66

Case 2:20-bk-15501-ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 30 of 66

EAST WEST BANK Your financial bridge

9300 Flair Dr., 1StFL
El Monte, CA.91731

Direct inquiries to:
888 761-3967

ACCOUNT STATEMENT
Page 1 of 1
STARTING DATE: December 01, 2020
ENDING DATE: December 31, 2020
Total days in statement period: 31
6275
( 0)

CHINESEINVESTORS.COM INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE #20-15501
TAXES ACCOUNT
227 W VALLEY BLVD STE 208A
SAN GABRIEL CA 91776-3779

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## Commercial Analysis Checking

| | | | | |
|---|---|---|---|---|
| Account number | 6275 | Beginning balance | | $7.81 |
| Low balance | $7.81 | Total additions | ( 0) | .00 |
| Average balance | $7.81 | Total subtractions | ( 0) | .00 |
| | | Ending balance | | $7.81 |

** No activity this statement period **

OVERDRAFT/RETURN ITEM FEES

| | Total for this period | Total year-to-date |
|---|---|---|
| Total Overdraft Fees | $0.00 | $0.00 |
| Total Returned Item Fees | $0.00 | $0.00 |

3409 rev 05-16

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Wechat Pay Bella ¥3 , 688 . 6 5 $ 559.00 301 xxx 540 2 11 / 30 / 2 0 ¥10 , 313 . 7 1 $ 1,563.00 416 xxx 360 3 11 / 30 / 2 0 ¥3 , 683 . 3 1 $ 559.00 408 xxx 511 8 11 / 29 / 2 0 ¥10 , 300 . 0 0 $ 1,563.00 818 xxx 902 4 11 / 28 / 2 0 ¥10 , 290 . 0 0 $ 1,563.00 61 4xxxx1985 11 / 15 / 2 0 Ben ¥3 , 666 . 0 0 $ 559.00 626 xxx 690 7 11 / 18 / 2 0 ¥3 , 034 . 0 0 $ 459.00 61 4xxxx6856 11 / 05 / 2 0 Cece ¥10 , 276 . 0 0 $ 1,563.00 31 6xxxx2932 11 / 30 / 2 0 Cindy ¥8 , 476 . 0 0 $ 1,287.00 902 xxx 093 8 11 / 29 / 2 0 ¥3 , 022 . 0 0 $ 459.00 778 xxx 772 2 11 / 28 / 2 0 ¥3 , 680 . 0 0 $ 559.00 917 xxx 359 7 11 / 23 / 2 0 Jason ¥10 , 276 . 0 0 $ 1,563.00 403 xxx 291 8 11 / 28 / 2 9 ¥10 , 276 . 0 0 $ 1,563.00 778 xxx 525 5 11 / 28 / 2 0 ¥10 , 283 . 0 0 $ 1,563.00 778 xxx 969 8 11 / 24 / 2 0 ¥10 , 249 . 0 0 $ 1,563.00 647 xxx 032 2 11 / 17 / 2 0 Lily ¥10 , 275 . 0 0 $ 1,563.00 604 xxx 030 6 11 / 28 / 2 0 ¥3 , 681 . 0 0 $ 559.00 626 xxx 204 8 11 / 23 / 2 0 ¥10 , 247 . 0 0 $ 1,563.00 570 xxx 536 4 11 / 17 / 2 0 ¥583 . 0 0 $ 88 . 0 0 306 xxx 803 8 11 / 09 / 2 0 ¥3 , 716 . 4 0 $ 559.00 979 xxx 703 2 11 / 04 / 2 0 Momoco ¥10 , 276 . 0 0 $ 1,563.00 86 186xxxx3207 11 / 24 / 2 0 ¥3 , 678 . 0 0 $ 559.00 213 xxx 538 1 11 / 19 / 2 0 ¥120 . 0 0 $ 18 . 0 0 604 xxx 385 8 11 / 15 / 2 0 ¥3 , 034 . 0 0 $ 459.00 44 7xxxxx8350 11 / 12 / 2 0 Paley ¥3 , 019 . 8 5 $ 459.00 416 xxx 886 3 11 / 30 / 2 0 ¥900 . 0 0 $ 137.00 718 xxx 209 8 11 / 29 / 2 0 ¥3 , 666 . 3 7 $ 559.00 201 xxx 826 9 11 / 18 / 2 0 Raven ¥3 , 675 . 0 0 $ 559.00 852 xxxx9392 11 / 30 / 2 0 ¥10 , 274 . 8 0 $ 1,563.00 86 136xxxx0800 11 / 29 / 2 0 ¥10 , 286 . 1 1 $ 1,563.00 905 xxx 582 2 11 / 29 / 2 0 ¥8 , 462 . 0 0 $ 1,287.00 647 xxx 588 8 11 / 24 / 2 0 ¥10 , 262 . 0 0 $ 1,563.00 65 xxxx3712 11 / 23 / 2 0 ¥649 . 5 0 $ 99 . 0 0 646 xxx 292 0 11 / 21 / 2 0 ¥10 , 251 . 0 0 $ 1,563.00 647 xxx 373 7 11 / 18 / 2 0 ¥218,570.70 $33,228.00 Alipay Alice ¥10,275.00 $ 1,563.00 786 xxx 747 5 11/29/20 ¥5,253.00 $ 799.00 928 xxx 183 2 11/26/20 ¥7,276.00 $ 1,563.00 778xxx6921 11/26/20 ¥3,000.00 ¥6,591.00 $ 1,004.00 202 xxx 654 9 11/25/20 ¥8,212.18 $ 1,249.00 778 xxx 617 7 11/25/20 ¥10,276.73 $ 1,563.00 626 xxx 308 0 11/25/20 ¥7,505.00 $ 1,140.00 608 xxx 630 6 11/24/20 ¥8,455.34 $ 1,287.00 302 xxx 858 6 11/23/20 ¥3,680.00 $ 559.00 281 xxx 544 4 11/23/20 ¥10,249.00 $ 1,563.00 647 xxx 601 6 11/23/20 ¥13,172.00 $ 2,000.00 416 xxx 226 5 11/23/20 ¥10,289.00 $ 1,563.00 647 xxx 117 8 11/16/20 ¥8,506.28 $ 1,287.00 358 4xxxx7066 11/13/20 ¥4,037.00 $ 2,850.00 512xxx8817 11/11/20 ¥14,854.00 ¥10,336.00 $ 1,563.00 217 xxx 245 4 11/09/20 ¥3,031.00 $ 459.00 626 xxx 265 6 11/05/20 ¥3,700.00 $ 559.00 647 xxx 880 1 11/04/20 ¥10,286.57 $ 1,563.00 513 xxx 208 2 11/24/20 ¥10,321.90 $ 1,563.00 213 xxx 361 8 11/15/20 ¥10,342.84 $ 1,563.00 49 1xxxxx4659 11/10/20 ¥179,649.84 $27,260.00 Total ˖ ¥398,220.54 $60,488.00 Collection C o a f s N e o 2 v :2 M 0 e - b m k b - 1 e 5 rs 5 h 0 ip 1 - s E u R bsc D rip o t c io 3 n 0 i 1 n Ch F i i n le a d : 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 35 of 66

Wechat Bella ¥3 , 688 . 6 5 $559 . 0 0 ¥10 , 313 . 7 1 $1 , 563 . 0 0 ¥3 , 683 . 3 1 $559 . 0 0 ¥10 , 300 . 0 0 $1 , 563 . 0 0 ¥10 , 290 . 0 0 $1 , 563 . 0 0 ¥38,275.67 $5,807.00 301xxx5402 11/30/20 416xxx3603 11/30/20 408xxx5118 11/29/20 818xxx9024 11/28/20 61 4xxxx1985 11/15/20 Case 2:20 - bk - 15501 - ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 36 of 66

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Ben ¥3,666.00 $559.00 626xxx6907 11/18/20 ¥3,034.00 $459.00 61 4xxxx6856 11/05/20 ¥6,700.00 $1,018.00 Case 2:20 - bk - 15501 - ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 38 of 66

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Cece ¥10,276.00 $1,563.00 31 6xxxx2932 11/30/20 ¥10,276.00 $1,563.00 Case 2:20 - bk - 15501 - ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 41 of 66

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Cindy ¥8,476.00 $1,287.00 902xxx0938 11/29/20 ¥3,022.00 $459.00 778xxx7722 11/28/20 ¥3,680.00 $559.00 917xxx3597 11/23/20 ¥15,178.00 $2,305.00 Case 2:20 - bk - 15501 - ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 43 of 66

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Jason ¥10 , 276 . 0 0 $1 , 563 . 0 0 403xxx2918 11/28/29 ¥10,276.00 $1,563.00 778xxx5255 11/28/20 ¥10 , 283 . 0 0 $1 , 563 . 0 0 778xxx9698 11/24/20 ¥10,249.00 $1,563.00 647xxx0322 11/17/20 ¥41,084.00 $6,252.00 Case 2:20 - bk - 15501 - ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 45 of 66

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Lily ¥10 , 275 . 0 0 $1 , 563 . 0 0 604xxx0306 11/28/20 ¥3,681.00 $559.00 626xxx2048 11/23/20 ¥10,247.00 $1,563.00 570xxx5364 11/17/20 ¥583 . 0 0 $88 . 0 0 306xxx8038 11/09/20 ¥3,716.40 $559.00 979xxx7032 11/04/20 ¥28,502.40 $4,332.00 Case 2:20 - bk - 15501 - ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 47 of 66

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Momoco ¥10,276.00 $1,563.00 86 186xxxx3207 11/24/20 ¥120.00 $18.00 604xxx3858 11/15/20 ¥3,678.00 $559.00 213xxx5381 11/19/20 ¥3,034.00 $459.00 44 7xxxxx8350 11/12/20 ¥17,108.00 $2,599.00 Case 2:20 - bk - 15501 - ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 49 of 66

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Paley ¥3,019.85 $459.00 416xxx8863 11/30/20 ¥900.00 $137.00 718xxx2098 11/29/20 ¥3,666.37 $559.00 201xxx8269 11/18/20 ¥7,586.22 $1,155.00 Case 2:20 - bk - 15501 - ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 52 of 66

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Raven ¥3 , 675 . 0 0 $559 . 0 0 852 xxxx9392 11/30/20 ¥10,274.80 $1,563.00 86 136xxxx0800 11/29/20 ¥10 , 286 . 1 1 $1 , 563 . 0 0 905xxx5822 11/29/20 ¥8,462.00 $1,287.00 647xxx5888 11/24/20 ¥10,262.00 $1,563.00 65 xxxx3712 11/23/20 ¥649 . 5 0 $99 . 0 0 646xxx2920 11/21/20 ¥10,251.00 $1,563.00 647xxx3737 11/18/20 ¥53,860.41 $8,197.00 Case 2:20 - bk - 15501 - ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 55 of 66

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# 䍖 ਧ ˖ xiangxiuaiyu@sina.com[20880023396392250156] # ḕ䈒䎧࿻ᰕ ᵏ ˖ 2020 - 11 - 01 00:00:00 ḕ䈒㓸→ᰕᵏ ˖ 2020 - 12 - 01 00:00:00 ᭦ޕ ˄ + ݳ ᭟ࠪ ˄ - ݳ ሩᯩ䍖 ᡧ ޕ䍖ᰦ䰤 2020 - 11 - 29 23:18:44 2020 - 11 - 28 00:32:33 2020 - 11 - 27 14:10:16 2020 - 11 - 27 13:59:27 ᭟Ԉᇍ⍱≤ਧ 324510854640541 10275.00 325883073550231 5252.42 324484328171811 7276.00 324481894299811 3000.00 ሩᯩ਽〠 2 020 - 11 - 26 17:41:44 325260200106241 229.75 ⭥ 2020 - 11 - 26 12:08:25 2020 - 11 - 26 07:58:48 2020 - 11 - 26 05:54:12 325216719302831 6590.42 325112745397331 8212.18 327298534121611 10276.73 2020 - 11 - 25 16:17:55 327934997715171 50.00 2 020 - 11 - 25 16:17:37 324587755331220 50.00 2020 - 11 - 25 11:35:42 2020 - 11 - 25 10:22:26 2020 - 11 - 24 09:36:29 2020 - 11 - 24 09:32:35 2020 - 11 - 24 07:28:31 2020 - 11 - 23 23:32:35 2020 - 11 - 17 09:35:27 326674620361681 7505.00 326621485023148 10286.57 324683668969571 8454.76 324771389814531 3680.00 324258794120511 10249.00 327043413681061 13172.00 326015686049911 10289.00 2020 - 11 - 16 08:46:47 324406061371220 1337.88 020 - 11 - 16 08:46:05 324408529146220 3969.00 2 2 020 - 11 - 16 08:44:22 324407311476220 8377.00 326062148631586 10321.90 327711148732171 8505.70 2020 - 11 - 14 10:23:16 2020 - 11 - 13 23:14:17 2 020 - 11 - 13 15:04:10 324340886884220 180.00 326064242629131 4037.00 326063744402131 14854.00 326196226960251 10342.84 326196614442851 10336.00 2020 - 11 - 12 13:36:10 2020 - 11 - 12 12:23:56 2020 - 11 - 10 23:52:49 2020 - 11 - 10 12:04:08 2 020 - 11 - 09 15:41:04 324223574921220 1378.73 2 020 - 11 - 09 11:38:44 324218547452220 6092.43 325514513638441 3030.90 324969654390361 3699.90 2020 - 11 - 06 08:54:51 2020 - 11 - 05 06:14:43 2 020 - 11 - 03 11:49:53 324078450501220 3000.00 2020 - 11 - 02 08:20:30 324139617563461 3750.00 # ሬࠪᰦ䰤 ˖ 2020 - 12 - 12 10:19:28 Case 2:20 - bk - 15501 - ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 58 of 66

Creditor, Lessor, Etc. Frequency of Payments (Mo/Qtr) Amount of Payment Post - Petition payments not made (Number) Total Due None TOTAL DUE: 0.00 III. TAX LIABILITIES FOR THE REPORTING PERIOD: Gross Sales Subject to Sales Tax: 0.00 Total Wages Paid: 100,478.11 Total Post - Petition Date Delinquent Amounts Owing Amount Delinquent Amount Due Federal Withholding 6,481.00 State Withholding 2,950.86 FICA - Employer's Share 3,688.86 FICA - Employee's Share 3,688.86 Federal Unemployment 284.29 Sales and Use Real Property TOTAL: 17,093.87 0.00 O th er : Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc II. STATUS OF PA M Y a M in E D N o T c S u T m O en S t ECU P R a E g D e C 5 R 9 E o D f I 6 T 6 ORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

*Accounts Payable Post - Petition Accounts Receivable Pre - Petition Post - Petition 352,061.92 2,606.25 4,230.50 77,819.19 0.00 436,717.86 0.00 0.00 30 days or less 31 - 60 days 61 - 90 days 91 - 120 days Over 120 days TOTAL: V. INSURANCE COVERAGE General Liability er's Compensation C a su a l t y Veh ic le Liability (China) Name of Carrier Amount of Coverage Policy Expiration Date Premium Paid Through (Date) Sentinel Ins. 2,000,000.00 6/25 / 2021 6/25 / 2021 AmGUARD Ins. 1,000,000.00 12/4 / 2020 12/4 / 2020 Ping An Prop. & Cas. 1 Million (RMB) 7/5 / 2021 7/5 / 2021 Work Public VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS) Quarterly Period Ending (Date) Total Disbursements Quarterly Fees Date Paid Amount Paid Quarterly Fees Still Owing 30 - Jun - 2020 17,997.97 650.00 24 - Ju l - 2020 650.00 0.00 30 - Sep - 2020 886,347.73 4,875.00 21 - Oc t - 2020 4,875.00 0.00 31 - Dec - 2020 974,696.17 4,875.00 4,875.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 4,875.00 10,400.00 5,525.00 * Post - Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post - Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report. Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc IV. AGING O M F a A in C D C o O c U u N m T e S nt PAY P A a B g L e E 6 A 0 N o D f 6 R 6 ECEIVABLE

Name of Insider Date of Order Authorizing Comp e ns a tion *Authorized Gross Compensation Gross Compensation Paid During the Month Wei Wang 7/18/2020 0.00 Lan Jiang 7/18/2020 15,000.00 Keevin Gillespie 7/18/2020 12,810.85 Clayton Miller 7/18/2020 7,310.85 Leung King Fai (Patrick Leung) 7/18/2020 10,000.00 Delray Wannemacher 7/18/2020 5,000.00 Chan Wan Yee(Shelby Chan) 7/18/2020 7,500.00 Name of Insider Date of Order Authorizing Comp e ns a tion Description Amount Paid During the Month NONE * Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month) VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc VII SCHEDU M LE ain OF D C oc O u M m P e E n N t SAT P I a O g N e P 6 A 1 I o D f T 66 O INSIDERS

Operating Expenses: Salaries 100,478.11 707,769.21 Payroll Taxes 5,719.35 38,122.91 Employee Benefits 5,462.39 56,442.68 Bank Fees 4,131.29 12,261.96 Communications 490.24 8,286.60 Dues & Subscriiptions 451.50 3,162.18 Contract & Professional Service 45,058.82 392,895.99 Office Rent 6,072.32 38,865.95 Office Expenses 950.85 17,751.39 Office Meals and Pantry 0.00 412.93 Postage and Shipping 0.00 55.10 Shanghai Property Expenses 7,039.56 41,156.19 Shanghai Employee Expenses 7,817.50 49,621.25 Shanghai Tax 0.00 9,068.89 Shanghai Other 1,864.80 12,440.63 Shanghai Salary 98,976.62 418,676.83 Advertising 4,098.00 44,104.03 Depreciation Expenses 1,874.62 13,122.34 Amortization Expenses 1,089.44 7,626.10 Insurance 869.90 4,885.03 Realized Foreign Currency Gain 531.12 2,265.93 Total Operating Expenses 292,976.43 1,878,994.12 Net G ai n / ( L o ss) f r om O p e r ati on s ( 51 ,7 76 .7 6 ) ( 369 ,3 01 .3 2 ) Non - Operating Income: Interest Income 15.15 311 .45 Net Gain on Sale of Assets (Itemize) 0.00 0 .00 Other (Itemize) 0.00 149 ,5 31 .24 Total Non - Operating income 15.15 149 ,8 42 .69 Non - Operating Expenses: Mortgage Interest Legal and Professional (Itemize) Other - State tax Other - UST Fees 279,569.59 0.00 0.00 279,569.59 342.19 5,525.00 285,436.78 Total Non - Operating Expenses 279,569.59 NET INCOME/(LOSS) ( 331 ,3 31 .2 0 ) ( 504 ,8 95 .4 1 ) (Attach exhibit listing all itemizations required above) (ACCRUAL BASIS ONLY) [1] As part of Debtor’s cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts. Sales/Revenue: Current Month Cumulative Post - Petition Subscription Revenue 236 ,4 78 .36 1,453,681.17 [1] Investor Relation Revenue 4 ,7 21 .31 56,011.63 N et S ales/Re v e nu e 241 ,1 99 .67 1,509,692.80 Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc IX. PROFI M T A ai N n D D L o O c S u S m ST e A n T t EME P N a T ge 62 of 66

ASSETS Current Assets: Current Month End Unrestricted Cash 193,471.35 [1] Accounts Recievable 0.00 Advance to Employee 75,907.85 Deposit in Transit - Clearing 150,016.97 Glendale Investment 1,230.81 Prepaid Expense 25,546.14 Deposits 61,882.23 Trading Securities 247,926.01 Total Current Assets 755 , 981 . 36 Property, Plant, and Equipment 454,746.45 Accumulated Depreciation/Depletion (337,241.69) Net Property, Plant, and Equipment 117 , 504 . 76 Land - Other Assets (Net of Amortization): Intangible Assets Other (Itemize) Operating lease ROU 447,468.42 Loan Receivable 3,756,760.28 Investement 1,565,673.35 Total Other Assets 5,769,902.05 TOTAL ASSETS 6,643,388.17 LIABILITIES Post - petition Liabilities: Accounts Payable 436,717.86 Accured Expenses 55,756.27 Notes Payable Professional fees Other (Itemize) Total Post - petition Liabilities 492 , 474 . 13 Pre - petition Liabilities: Accounts Payable 60,692.00 Accrued Expenses 128,148.72 Other Current Liabilities 2,390,902.64 Operating Lease Liability - LT 219,568.18 Long Term Deffered Revenue 191,784.67 Other Longterm Debt 8,679,270.96 Total Pre - petition Liabilities 11,670,367.17 TOTAL LIABILITIES 12,162,841.30 EQUITY: Pre - petition Owners’ Equity (5,014,557.72) Post - petition Profit/(Loss) (504,895.41) TOTAL EQUITY ( 5 , 519 , 453 . 13) TOTAL LIABILITIES & EQUITY 6,643,388.17 Case 2:20 - bk - 15501 - ER X. BA D L o A c N 3 C 0 E 1 SHE F ET iled 01/14/21 Entered 01/14/21 15:49:39 Desc (ACCRU M A a L i B n AS D IS o O c N u L m Y) ent [1] As part of Debtor’s cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts. Page 63 of 66

No Yes X 1. Has the debtor - in - possession made any payments on its pre - petition unsecured debt, except as have been authorized by the court? If "Yes", explain below: A wire transfer, pre - scheduled on June 17,2020, was processed post - petition. No Y e s 2 . Has the debtor - in - possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below : X 3. State what progress was made during the reporting period toward filing a plan of reorganization 4. Describe potential future developments which may have a significant impact on the case: 5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. No Y e s 6. Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below. X I, declare under penalty of perjury that I have fully read and understood the foregoing debtor - in - possession operating report and that the information contained herein is true and complete to the best of my knowledge. Wei Warren Wang Principal for Debtor - in - Possession Cas e 2:20 - bk - 15501 - E R Do c 30 1 File d 01/14/2 1 Entere d 01/14/2 1 15:49:3 9 Desc Main X D I. o Q cu U m E e S n T t IONN Pa A g IR e E 64 of 66

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California. June 2012 F 9013 - 3.1.PROOF.SERVICE PROOF OF SERVICE OF DOCUMENT I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is: 21257 Hawthorne Blvd., Second Floor, Torrance, CA 90503 A true and correct copy of the foregoing document MONTHLY OPERATING REPORT NO. 7 (MONTH ENDING December 31, 2020 will be served or was served (a) on the judge in chambers in the form and manner required by LBR 5005 - 2(d); and (b) in the manner stated below: 1 . TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF) : Pursuant to controlling General Orders and LBR, the foregoing document will be served by the court via NEF and hyperlink to the document. On ( date ) January 14, 2021 , I checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following persons are on the Electronic Mail Notice List to receive NEF transmission at the email addresses stated below: Service information continued on attached page 2. SERVED BY UNITED STATES MAIL : On ( date) , I served the following persons and/or entities at the last known addresses in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States mail, first class, postage prepaid, and addressed as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed. Service information continued on attached page 3. SERVED BY OVERNIGHT MAIL (state method for each person or entity served) : Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on ( date ) , I served the following persons and/or entities by personal delivery, overnight mail service, or (for those who consented in writing to such service method), by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that personal delivery on, or overnight mail to, the judge will be completed no later than 24 hours after the document is filed. Service information continued on attached page I declare under penalty of perjury under the laws of the United States that the foregoing is true and correct. January 14, 2021 Mayra Duran /s/ Mayra Duran Date Printed Name Signature Case 2:20 - bk - 15501 - ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 65 of 66

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California. June 2012 F 9013 - 3.1.PROOF.SERVICE 1 . TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF) : ☐ James Andrew Hinds jhinds@hindslawgroup.com, mduran@hindslawgroup.com ☐ Lior Katz lior@katzlaw.com ☐ Christian T Kim ckim@dumas - law.com, ckim@ecf.inforuptcy.com ☐ Crystle Jane Lindsey crystle@wsrlaw.net, crystle@cjllaw.com;gabby@wsrlaw.net;eduardo@wsrlaw.net ☐ Joshua Mandell joshua.mandell@akerman.com, evelyn.duarte@akerman.com;masterdocketlit@akerman.com;robert.diwa@akerman.com;connie.harris@akerman .com ☐ Richard A Marshack rmarshack@marshackhays.com, lbuchananmh@ecf.courtdrive.com;rmarshack@ecf.courtdrive.com ☐ James R Selth jim@wsrlaw.net, jselth@yahoo.com;eduardo@wsrlaw.net;gabby@wsrlaw.net;vinnet@ecf.inforuptcy.com ☐ Rachel M Sposato rsposato@hindslawgroup.com, mduran@hindslawgroup.com ☐ Joseph Trenk trenklaw@gmail.com ☐ United States Trustee (LA) ustpregion16.la.ecf@usdoj.gov ☐ Larry D Webb Webblaw@gmail.com, larry@webblaw.onmicrosoft.com ☐ Daniel J Weintraub dan@wsrlaw.net, vinnet@ecf.inforuptcy.com;gabby@wsrlaw.net;eduardo@wsrlaw.net ☐ David Wood dwood@marshackhays.com, dwood@ecf.courtdrive.com;lbuchananmh@ecf.courtdrive.com;kfrederick@ecf.courtdrive.com ☐ Claire K Wu ckwu@sulmeyerlaw.com, mviramontes@sulmeyerlaw.com;ckwu@ecf.courtdrive.com;ckwu@ecf.inforuptcy.com ☐ Hatty K Yip hatty.yip@usdoj.gov, hatty.k.yip@usdoj.gov Case 2:20 - bk - 15501 - ER Doc 301 Filed 01/14/21 Entered 01/14/21 15:49:39 Desc Main Document Page 66 of 66